                                                                    EXHIBIT 23.9

                            CONSENT OF MARK KVAMME


                                                               November 4, 1998

USWeb Corporation
2880 Lakeside Drive
Santa Clara, California  95054

Ladies and Gentlemen:

      I herby consent to the use of my name as a nominee director in the Registration Statement on Form S-4 of USWeb Corporation (File No. 333-63323).


                                                   Very truly yours,


                                                   /s/ MARK KVAMME
                                                   ------------------
                                                   MARK KVAMME